UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  5.07Submission of Matters to a Vote of Security Holders.

At Edison International's ("EIX") Annual Meeting of Shareholders held on April 23, 2026, four matters were submitted to a vote of the shareholders: (1) the election of eleven directors; (2) ratification of the independent registered public accounting firm; (3) an advisory vote to approve executive compensation; and (4) a shareholder proposal regarding retention of equity.

Shareholders elected eleven nominees to the Board of Directors. Each of the eleven Director nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jeanne Beliveau-Dunn	306,870,803	1,926,827	896,794	26,030,467
Michael C. Camuñez	306,511,394	1,943,163	1,239,867	26,030,467
Jennifer M. Granholm	306,228,157	2,540,879	925,388	26,030,467
James T. Morris	301,668,504	7,300,617	725,303	26,030,467
Timothy T. O’Toole	307,104,640	1,791,770	798,014	26,030,467
Pedro J. Pizarro	306,944,905	2,402,860	346,659	26,030,467
Marcy L. Reed	306,858,049	1,967,945	868,430	26,030,467
Carey A. Smith	296,600,602	12,383,174	710,648	26,030,467
Linda G. Stuntz	288,569,949	20,426,293	698,182	26,030,467
Peter J. Taylor	285,197,745	23,784,140	712,539	26,030,467
Keith Trent	305,148,178	3,845,376	700,870	26,030,467

Following the Annual Meeting, the Board of Directors increased the size of the Board from 11 to 12 directors and elected M. Susan Hardwick as an independent director of EIX, effective April 23, 2026. For more information on Ms. Hardwick’s election, see the Form 8-K filed on April 23, 2026.

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
304,331,986	30,794,901	598,004	N/A

The advisory vote to approve executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
243,049,963	65,549,322	1,095,139	26,030,467

The shareholder proposal regarding retention of equity did not receive the affirmative vote of at least a majority of the votes cast and did not receive the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore not adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
115,161,777	192,633,619	1,899,028	26,030,467

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kara G. Ryan
Kara G. Ryan
Vice President, Chief Accounting Officer and Controller

Date: April 24, 2026